Exhibit 10.5.9

Execution Version

LIMITED WAIVER TO CREDIT AGREEMENT

THIS LIMITED WAIVER TO CREDIT AGREEMENT (this “Limited Waiver”), is entered into as of December 29, 2014 (the “Effective Date”), by and among CONNECTURE, INC. (the “Connecture”), DESTINATIONRX, INC. (“DestinationRX” and together with Connecture, the “Borrowers”), and Wells Fargo Bank, National Association, as Agent for the Lenders (in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers are party to that certain Credit Agreement, dated as of January 15, 2013 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrowers, the Agent and the lenders party thereto from time to time (the “Lenders”), pursuant to which the Lenders have made certain loans and financial accommodations available to the Borrowers;

WHEREAS, the Borrowers have recently completed a Qualifying IPO;

WHEREAS, the Borrowers wish to repay the Bridge Loan with certain of the proceeds received from the Qualifying IPO;

WHEREAS, the Borrowers have requested that the Agent and the Lenders waive certain conditions to the Credit Agreement in connection with the Bridge Loan; and

NOW, THEREFORE, in consideration of the foregoing and for other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

2. Waiver. In reliance upon the representations and warranties of the Borrowers set forth in Section 4 below and subject to the conditions to effectiveness set forth in Section 3 below, the Lenders and Agent hereby waive the requirement in clause (b) of the definition of “Bridge Loan Payment Conditions”, which, pursuant to Section 6.6(a)(ii) of the Credit Agreement, must be satisfied before the Loan Parties can make any payment on account of the Bridge Loan; provided, that nothing contained herein shall in any way waive, release, modify or limit the Borrowers’ obligation to otherwise comply with the requirements of the Credit Agreement or any Loan Document. This is a limited waiver and shall not be deemed to constitute a waiver of any other term or requirement under the Credit Agreement or any of the Loan Documents.

3. Conditions. This Limited Waiver shall not become effective until all of the following conditions precedent shall have been satisfied in the sole discretion of Agent or waived by Agent:

(a) Agent shall have received this Limited Waiver fully executed in a sufficient number of counterparts for distribution to all parties.

(b) Agent shall have received a fully executed limited waiver to the Second Lien Credit Agreement, dated as of December 29, 2014, in form and substance reasonably acceptable to Agent and relating to the matters addressed in this Limited Waiver, as applicable.

(c) The Borrowers shall have paid all costs and expenses of Agent and Lenders, including, without limitation, all reasonable fees, costs and expenses of counsel.

(d) After giving effect to Section 2, no Default or Event of Default shall have occurred and be continuing.

(e) The representations and warranties set forth herein and in the Loan Documents (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) must be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any portion of any representation and warranty that is already qualified or modified by materiality in the text thereof).

(f) Agent shall have received all other documents and legal matters in connection with the transactions contemplated by this Limited Waiver and such documents shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent.

4. Representations and Warranties. The Borrowers hereby represent and warrant, to Agent and each Lender as follows:

(a) each Borrower is a corporation or limited liability company, duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

(b) each Borrower has the power and authority to execute, deliver and perform its obligations under this Limited Waiver;

(c) the execution, delivery and performance by each Borrower of this Limited Waiver has been duly authorized by all necessary limited liability company or corporate action, as applicable, and does not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority);

(d) this Limited Waiver constitutes the legal, valid and binding obligation of each Borrower in accordance with its terms;

(e) after giving effect to Section 2 herein, no Default or Event of Default exists or shall exist immediately following the consummation of the transactions contemplated hereby;

(f) all representations and warranties by the Borrowers contained in the Credit Agreement are true and correct in all material respects; provided that any such representations and warranties that by their express terms are made as of a specific date are true and correct in all material respects as of such specific date;

(h) by its signature below, each Borrower agrees that it shall constitute an Event of Default if any representation or warranty made herein is untrue or incorrect as of the date when made or deemed made.

5. Agreement in Full Force and Effect. Except as specifically waived hereby, the Credit Agreement and Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Except as expressly set forth herein, this Limited Waiver shall not be deemed to be a waiver, amendment or modification of any provisions of the Credit Agreement or any Loan Document or any right, power or remedy of Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, or any Loan Document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case, whether arising before or after the date hereof or as a result of performance hereunder or thereunder. This Limited Waiver also shall not preclude the future exercise of any right, remedy, power, or privilege available to Agent and/or the Lenders whether under the Credit Agreement, the Loan Documents, at law or otherwise and nothing contained herein shall constitute a course of conduct or dealing among the parties hereto. The parties hereto agree to be bound by the terms and conditions of the Credit Agreement and Loan Documents, as though such terms and conditions were set forth herein. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended and/or modified, and each reference herein or in any Loan Document to the “Credit Agreement” shall mean and be a reference to the Credit Agreement as amended and/or modified. For the avoidance of doubt, this Limited Waiver shall constitute a Loan Document for all purposes under the Credit Agreement.

6. Counterparts. This Limited Waiver may be executed by one or more of the parties to this Limited Waiver and any number of separate counterparts, each of which when so executed, shall be deemed an original and all said counterparts when taken together shall be deemed to constitute but one and the same instrument.

7. Successors and Assigns. This Limited Waiver shall be binding upon and inure to the benefit of the Borrowers and their successors and assigns and Agent and Lenders and their successors and assigns.

8. Further Assurance. The Borrowers hereby agree from time to time, as and when requested by Agent or any Lender, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as Agent or such Lender may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Limited Waiver, the Credit Agreement and the Loan Documents.

9. GOVERNING LAW. THIS LIMITED WAIVER SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

10. Severability. Wherever possible, each provision of this Limited Waiver shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Limited Waiver shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Limited Waiver.

11. Reaffirmation. Each Borrower as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which the Borrower grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent any Borrower granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations. Each Borrower hereby consents to this Limited Waiver and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. Except as expressly set forth herein, the execution of this Limited Waiver shall not operate as a waiver of any right, power or remedy of Agent or the Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

12. Acknowledgment of Rights; Release of Claims. Each Borrower hereby acknowledges that: (a) it has no defenses, claims or set-offs to the enforcement by any Lender or Agent of any of the Borrowers’ liabilities, obligations and agreements on the date hereof; (b) to its knowledge, each Lender and Agent have fully performed all undertakings and obligations owed to it as of the date hereof; and (c) except to the limited extent expressly set forth in this Limited Waiver, each Lender and Agent do not waive, diminish or limit any term or condition contained in the Credit Agreement or any of the Loan Documents. Each Borrower hereby remises, releases, acquits, satisfies and forever discharges the Lenders and Agent, their agents, employees, officers, directors, predecessors, attorneys and all other Persons acting or purporting to act on behalf of or at the direction of the Lenders and Agent (“Releasees”), of and from any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands whatsoever, in law or in equity, which any of such parties ever had, now has or, to the extent arising from or in connection with any act, omission or state of facts taken or existing on or prior to the date hereof, may have after the date hereof against the Releasees, in each case to the extent known by any Borrower on or prior to the date hereof, for, upon or by reason of any matter, cause or thing whatsoever through the date hereof. Without limiting the generality of the foregoing, each Borrower waives and affirmatively agrees not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights they do, shall or may have as of the date hereof, including, but not limited to, the rights to contest: (a) the right of Agent and each Lender to exercise its rights and remedies described in this Limited Waiver; (b) any provision of this Limited Waiver or the Loan Documents; or (c) any conduct of the Lenders or other Releasees relating to or arising out of the Credit Agreement or the Loan Documents on or prior to the date hereof, in each case to the extent known by any Borrower on or prior to the date hereof.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:

CONNECTURE, INC.

By:	/s/ James Purko
Name:	James Purko
Title:	CFO

DESTINATIONRX, INC.

By:	/s/ James Purko
Name:	James Purko
Title:	CFO

[Signature Page to Limited Waiver]

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Lender and as Agent

By:	/s/ Sara Townsend
Name:	Sara Townsend
Title:	Director

[Signature Page to Limited Waiver]